UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 28, 2004
                                                 -----------------

                                    DVL, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                     1-8356                     13-2892858
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(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)

  70 East 55th Street, 7th Floor, New York, NY                     10022
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    (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code (212) 350-9900

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 28, 2004, DVL Mortgage Holdings, LLC ("Holdings"), a wholly owned subsidiary of DVL, Inc. (the "Company"), entered into an Assignment Agreement with Rumson Mortgage Holdings, LLC ("Rumson"), an affiliate of the Company in which the Company and certain of its affiliates have ownership interests, pursuant to which Holdings purchased from Rumson three wrap mortgages and notes and related loan documents for an aggregate cash purchase price of $2 million (the "Purchase Price"). In connection with the Assignment Agreement, Holdings and the Company entered into a loan agreement with, and executed a promissory note to, Harleysville National Bank and Trust Company on December 28, 2004, pursuant to which Holdings and the Company borrowed $1.4 million to finance a portion of the Purchase Price. The loan is due January 31, 2009 and provides for interest at prime plus .5% per annum (the "Interest Rate"), payable monthly, as well as yearly principal payments of $50,000. The obligations under the loan are secured by the three wrap mortgages. In the event of a default by the Company and Holdings, interest shall accrue at a rate of 4% in excess of the Interest Rate.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 28, 2004, the Company and Holdings borrowed $1.4 million to finance a portion of the purchase by Holdings of three wrap mortgages and notes and related documents. The transactions are more fully described in Item 1.01 hereto, which Item is hereby incorporated by reference herein.

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 DVL, INC.


                                                 By: /s/ Jay Thailer
                                                     -------------------
                                                 Name:  Jay Thailer
                                                 Title: Executive Vice President
                                                 and Chief Financial Officer

Date: January 5, 2005